--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------


                                    FORM 8-K


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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2006


--------------------------------------------------------------------------------


                                   CHARTERMAC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


--------------------------------------------------------------------------------


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13237                                          13-3949418
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On March 15, 2006, CharterMac (the "Company") (NYSE: CHC) released a press release announcing its financial results for the fourth quarter and year-ended December 31, 2005. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements
      --------------------


Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------


99.1 Press Release dated March 15, 2006, "CharterMac Reports Fourth Quarter and Year-End Financial Results".

--------------------------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CharterMac
(Registrant)

                                                   BY:   /s/ Marc D. Schnitzer
                                                         ---------------------
                                                         Marc D. Schnitzer
                                                         Chief Executive Officer


March 15, 2006

AT THE COMPANY
--------------
Brenda Abuaf, Director of Shareholder Services
(800) 831-4826


        CHARTERMAC REPORTS FOURTH QUARTER AND YEAR-END FINANCIAL RESULTS


NEW YORK, NY - MARCH 15, 2006 - CharterMac (the "Company") (NYSE: CHC) today announced financial results for the fourth quarter and year ended December 31, 2005.

"2005 was another solid year for CharterMac, and the eighth consecutive year of CAD per share growth for our Company," said Marc D. Schnitzer, President of CharterMac. "The Company and its subsidiaries completed $3.6 billion of financing volume, a 33.3% increase over 2004. Our Mortgage Banking segment had a record year for transaction volume and our Fund Management segment surpassed the $1 billion mark for tax credit equity raised for the second year in a row. Importantly, we executed our business plan with discipline, carefully selecting where to deploy both our capital and the capital that we manage for others. Our risk management platform continued to demonstrate added value, as our credit losses remained below industry norms. We took important steps towards lowering our cost of capital, and we ended the year preparing to launch two major initiatives, our credit intermediation subsidiary and our proprietary mortgage banking product, both of which we expect should have a significant impact on our ability to grow in the coming years. The combination of all of these events led to CAD per share growth on a fully diluted basis of 4.8%."

FINANCIAL HIGHLIGHTS

CharterMac reported total revenues of approximately $79.1 million for the three months ended December 31, 2005. Adjusted to exclude the impact of consolidated partnerships, as discussed on the second page of this press release, total revenues were approximately $88.2 million, which represents an increase of 18.3% as compared to similarly adjusted revenues of approximately $74.5 million for the three months ended December 31, 2004. For the twelve months ended December 31, 2005 CharterMac's total revenues were approximately $295.0 million. Adjusted to exclude the impact of the consolidated partnerships, total adjusted revenues for the twelve months ended December 31, 2005 were approximately $316.7 million, which represents an increase of 25.9% as compared to similarly adjusted revenues of approximately $251.4 million for the twelve months ended December 31, 2004.

For the three months ended December 31, 2005, CharterMac earned net income of approximately $6.1 million, representing a decrease of 69.2% as compared to approximately $19.8 million for the three months ended December 31, 2004. On a diluted per share basis, net income was $0.08 for the three months ended December 31, 2005, representing a decrease of 76.5% as compared to $0.34 for the three months ended December 31, 2004. The decrease in net income was primarily due to a one time non-cash charge related to the name change of one of our subsidiaries, whereby we wrote off an intangible asset established at the time of its acquisition. The charge reduced net income by $12.3 million, or $0.21 per diluted share. Net income per share was also impacted by dividend requirements for a new class of preferred shares issued in 2005.

For the twelve months ended December 31, 2005, CharterMac earned net income of approximately $59.0 million, representing a decrease of 9.7% as compared to approximately $65.4 million for the twelve months ended December 31, 2004. On a diluted per share basis, net income was $0.98 for the twelve months ended December 31, 2005, representing a decrease of 17.6% as compared to $1.19 for the twelve months ended December 31, 2004. The decrease in net income and net income per share was due to the name change and preferred dividend requirements as described above.

For the three months ended December 31, 2005, CharterMac's Cash Available for Distribution ("CAD"), a performance measure, was approximately $27.3 million, representing a decrease of 6.8% as compared to approximately $29.3 million for the three months ended December 31, 2004. On a diluted per share basis, CAD was

$0.47 for the three months ended December 31, 2005, representing a decrease of 6.0% as compared to $0.50 for the three months ended December 31, 2004. For the twelve months ended December 31, 2005, CharterMac's CAD was approximately $114.7 million, representing an increase of 10.7% as compared to approximately $103.6 million for the twelve months ended December 31, 2004. On a diluted per share basis, CAD was $1.97 for the twelve months ended December 31, 2005, representing an increase of 4.8% as compared to $1.88 for the twelve months ended December 31, 2004.

CharterMac increased its quarterly distribution during the fourth quarter of 2005, resulting in an increase of approximately 2.4% over the $0.41 third quarter dividend per share. CharterMac's present quarterly dividend on an annualized basis is $1.68 per share, which represents a 7.6% yield based upon the $21.98 per share closing price on March 14, 2006. For the year ended December 31, 2005, CharterMac estimates that approximately 88.4% of its distributions to common shareholders were federally tax-exempt, resulting in a taxable equivalent yield of approximately 11.3% for a shareholder in a 35% tax bracket.

As previously reported, CharterMac adopted FASB Interpretation 46R, effective March 31, 2004. As such, earnings results include the results of partnerships consolidated pursuant to the accounting change as well as other partnerships we control, but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. The reported revenue and expense totals may not be comparable to those of 2004 since such consolidated partnerships are only included in the income statement beginning April 1, 2004.

2005 PRODUCTION HIGHLIGHTS

CharterMac  and  its  subsidiaries  completed   approximately  $3.6  billion  in
financing volume in 2005, including:

o Acquiring and issuing forward commitments to acquire revenue bonds totaling approximately $388.5 million;
o Raising approximately $1.1 billion of tax credit equity, $270 million of which was in credit intermediated funds (for which we receive incremental fees);
o Originating $1.7 billion of mortgage loans through our mortgage banking subsidiary, CharterMac Mortgage Capital; and
o Originating and acquiring $109.2 million of investments through American Mortgage Acceptance Company (AMEX: AMC), the publicly traded mortgage real estate investment trust that CharterMac advises.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today to review the Company's fourth quarter and year-end financial results for the period ended December 31, 2005. The conference call is scheduled for 10:00 a.m. Eastern Time. Callers will be invited to ask questions. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 817-4887. A webcast of the presentation will be available live and can be accessed through the Company's website, http://www.chartermac.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Sunday, March 19, 2006, at (888) 203-1112 (Passcode 3040163) or on our website, through Wednesday, March 29, 2006.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which will be available in the Investor Relations section of the CharterMac website at www.chartermac.com.

ABOUT THE COMPANY

CharterMac,   through  its   subsidiaries,   is  one  of  the  nation's  leading
full-service real estate finance companies, with a strong core focus on the multifamily industry. CharterMac offers capital solutions to developers and owners of multifamily rental housing throughout the country and quality investment products to institutional and retail investors. For more information, please visit CharterMac's website at www.chartermac.com or contact the Investor Relations Department directly at 800-831-4826.

                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

                                                            ==========================
                                                            December 31,  December 31,
                                                                2005          2004
                                                            ------------  ------------
Revenue bonds - at fair value                                $2,294,787    $2,100,720
                                                             ----------    ----------
Net addition to assets from consolidation of partnerships    $3,365,685    $2,805,407
                                                             ----------    ----------
Total assets                                                 $6,978,828    $5,737,221
                                                             ----------    ----------

Liabilities:
  Financing arrangements                                     $1,429,692    $1,068,428
                                                             ----------    ----------
  Preferred shares of subsidiary (subject to mandatory
      repurchase)                                            $  273,500    $  273,500
                                                             ----------    ----------
  Notes payable                                              $  304,888    $  174,454
                                                             ----------    ----------
  Liabilities of consolidated partnerships                   $1,627,556    $1,307,093
                                                             ----------    ----------

Total liabilities                                            $3,814,911    $2,977,561
                                                             ----------    ----------

Minority interests in subsidiaries                           $  262,274    $  271,419
                                                             ----------    ----------
Preferred shares of subsidiary (not subject to mandatory
      repurchase)                                            $  104,000    $  104,000
                                                             ----------    ----------
Partners' interests in consolidated partnerships             $1,747,808    $1,501,519
                                                             ----------    ----------

Total shareholders' equity                                   $1,049,835    $  882,722
                                                             ----------    ----------


                                                    -------------------------------------------------------------------------------
                                                                                  Three Months Ended
                                                                                      December 31,
                                                    -------------------------------------------------------------------------------
                                                                     2005                                     2004
                                                    --------------------------------------    -------------------------------------
                                                        As                         As            As                        As
                                                     Reported  Adjustments(1)  Adjusted(1)    Reported  Adjustments(1)  Adjusted(1)
                                                     --------  --------------  -----------    --------  --------------  -----------
Total revenues                                       $ 79,106     $  9,049      $ 88,155      $ 69,039     $ 5,454       $ 74,493

Interest expense                                      (22,798)          --       (22,798)      (13,087)         --        (13,087)
General and administrative                            (37,345)          --       (37,345)      (29,558)         --        (29,558)
Depreciation and amortization (including trade
    name write-off)                                   (33,295)          --       (33,295)       (7,854)         --         (7,854)
Loss on impairment of assets                           (2,653)          --        (2,653)         (147)         --           (147)
Expenses and equity losses of consolidated
    partnerships                                      (84,857)      84,857            --       (72,504)     72,504             --
Equity and other income                                 5,414           (2)        5,412         1,711          --          1,711
Gain on sale of loans and repayment of revenue bonds   (2,824)          --        (2,824)        1,349          --          1,349

Income allocated to preferred shareholders
    and minority interests                             (3,406)          --        (3,406)       (9,673)         --         (9,673)
Loss allocated to partners of consolidated
    partnerships                                       93,904      (93,904)           --        77,958     (77,958)            --
                                                     --------     --------      --------      --------     -------       --------

Income before income taxes                             (8,754)          --        (8,754)       17,234          --         17,234

Income tax benefit                                     14,861           --        14,861         2,599          --          2,599
                                                     --------     --------      --------      --------     -------       --------

Net income                                           $  6,107     $     --      $  6,107      $ 19,833     $    --       $ 19,833
                                                     ========     ========      ========      ========     =======       ========
    4.4% CRA Preferred dividend requirements           (1,188)          --        (1,188)           --          --             --
                                                     --------     --------      --------      --------     -------       --------
Net income available to shareholders                 $  4,919     $     --      $  4,919      $ 19,833     $    --       $ 19,833
                                                     ========     ========      ========      ========     =======       ========

Net income per share:
    Basic                                            $   0.08     $     --      $   0.08      $   0.34     $    --       $   0.34
                                                     ========     ========      ========      ========     =======       ========
    Diluted                                          $   0.08     $     --      $   0.08      $   0.34     $    --       $   0.34
                                                     ========     ========      ========      ========     =======       ========

Weighted average shares outstanding:
    Basic                                              58,294           --        58,294        57,728          --         57,728
                                                     ========     ========      ========      ========     =======       ========
    Diluted                                            58,532           --        58,532        58,194          --         58,194
                                                     ========     ========      ========      ========     =======       ========


                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                                    -------------------------------------------------------------------------------
                                                                                  Twelve Months Ended
                                                                                      December 31,
                                                    -------------------------------------------------------------------------------
                                                                     2005                                     2004
                                                    --------------------------------------    -------------------------------------
                                                        As                         As            As                        As
                                                     Reported  Adjustments(1)  Adjusted(1)    Reported  Adjustments(1)  Adjusted(1)
                                                     --------  --------------  -----------    --------  --------------  -----------
Total revenues                                      $ 295,000     $ 21,660      $ 316,660    $ 232,432     $  18,988     $ 251,420

Interest expense                                      (75,393)          --        (75,393)     (49,830)           --       (49,830)
General and administrative                           (125,395)          --       (125,395)    (101,306)           --      (101,306)
Depreciation and amortization (including trade
    name write-off)                                   (66,762)          --        (66,762)     (30,407)           --       (30,407)
Loss on impairment of assets                           (4,555)          --         (4,555)        (757)           --          (757)
Expenses and equity losses of consolidated
    partnerships                                     (327,881)     327,881             --     (200,962)      200,962            --
Equity and other income                                 7,476          (10)         7,466        3,442            --         3,442
Gain on sale of loans and repayment
    of revenue bonds                                    8,062           --          8,062        7,868            --         7,868

Income allocated to preferred shareholders,
    and minority interests                            (29,646)          --        (29,646)     (32,310)           --       (32,310)
Loss allocated to partners of consolidated
    partnerships                                      349,531     (349,531)            --      219,950      (219,950)           --
                                                    ---------     --------      ---------    ---------     ---------     ---------

Income before income taxes                             30,437           --         30,437       48,120            --        48,120

Income tax benefit                                     28,577           --         28,577       17,243            --        17,243
                                                    ---------     --------      ---------    ---------     ---------     ---------

Net income                                          $  59,014     $     --      $  59,014    $  65,363     $      --     $  65,363
                                                    =========     ========      =========    =========     =========     =========
    4.4% CRA Preferred dividend requirements           (2,020)          --         (2,020)          --            --            --
                                                    ---------     --------      ---------    ---------     ---------     ---------
Net income available to shareholders                $  56,994     $     --      $  56,994    $  65,363     $      --     $  65,363
                                                    =========     ========      =========    =========     =========     =========

Net income per share:
    Basic                                           $    0.98     $     --      $    0.98    $    1.19     $      --     $    1.19
                                                    =========     ========      =========    =========     =========     =========
    Diluted                                         $    0.98     $     --      $    0.98    $    1.19     $      --     $    1.19
                                                    =========     ========      =========    =========     =========     =========

Weighted average shares outstanding:
    Basic                                              58,018           --         58,018       54,786            --        54,786
                                                    =========     ========      =========    =========     =========     =========
    Diluted                                            58,291           --         58,291       55,147            --        55,147
                                                    =========     ========      =========    =========     =========     =========


   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)
                                 (In thousands)

                                                           ======================
                                                             Three Months Ended
                                                                 December 31,
                                                           ----------------------
                                                             2005          2004
                                                           ----------------------
Net Income                                                 $  6,107      $ 19,833
4.4% CRA Preferred dividends                                 (1,188)           --
Revenues - amortization                                         755           743
Fees deferred for GAAP                                        2,172         3,746
Straight line yield                                            (691)         (863)
Depreciation and amortization expense (including trade
    name write-off )                                         33,295         7,854
Gain on sale of loans                                          (773)         (967)
Loss on impairment of assets                                  2,653           147
Tax adjustment                                              (15,839)       (4,219)
Compensation cost - stock-based compensation                  3,242         3,304
Difference between Subsidiary Equity distributions and
    income allocated to Subsidiary Equity holders            (6,873)         (498)
Other, net                                                    4,426           184
                                                           --------      --------
CAD                                                        $ 27,286      $ 29,264
                                                           ========      ========


   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)
                                 (In thousands)


                                                           ========================
                                                             Twelve Months Ended
                                                                  December 31,
                                                           ------------------------
                                                              2005           2004
                                                           ------------------------
Net Income                                                 $  59,014      $  65,363
4.4% CRA Preferred dividends                                  (2,020)            --
Revenues - amortization                                        3,011          2,810
Fees deferred for GAAP                                        23,930         27,096
Straight line yield                                           (3,607)        (2,895)
Depreciation and amortization expense (including trade
    name write-off)                                           66,762         30,407
Gain on sale of loans                                        (11,140)        (6,805)
Loss on impairment of assets                                   4,555            757
Tax adjustment                                               (27,866)       (20,655)
Compensation cost - stock-based compensation                   8,541         11,753
Difference between Subsidiary Equity distributions and
    income allocated to Subsidiary Equity holders            (11,245)        (4,862)
Other, net                                                     4,775            662
                                                           ---------      ---------
CAD                                                        $ 114,710      $ 103,631
                                                           =========      =========


(1) As previously reported, CharterMac adopted FASB Interpretation 46R, effective March 31, 2004. As such, earnings results include the results of partnerships consolidated pursuant to the accounting change as well as other partnerships we control but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. The reported revenue and expense totals may not be comparable to those of 2004 since such consolidated partnerships are only included in the income statement beginning April 1, 2004. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) CharterMac believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit enhancement fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o    Depreciation and amortization.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CHARTERMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FORWARD-LOOKING
STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CHARTERMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CHARTERMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###